SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November  5, 2011

SAVWATT USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52402	27-2478133
(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer IdentificationNumber)

1100 Wicomico Street, Suite 700, Baltimore, Maryland 21224
(Address of Principal Executive Offices) (Zip Code)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland 21224
(Former Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

Since October 5, 2011, the Company has issued the following securities without registration under the Securities Act of 1933:

Common Stock Issued:

Date of Issuance	Shares	Consideration	Reason for Issuance

November 5, 2011	50,000,000	$25,000.00	Debt Conversion
November 9, 2011	20,000,000	$10,000.00	Debt Conversion
November 9, 2011	30,000,000	$6,250.00	Debt Conversion
November 17, 2011	90,000,000	$50,000.00	Debt Conversion
November 17, 2011	58,009,600	$26,500.00	Debt Conversion
November 21, 2011	50,000,000	$25,000.00	Debt Conversion	(1)
November 21, 2011	50,000,000	$25,000.00	Debt Conversion
November 23, 2011	90,000,000	$45,000.00	Debt Conversion	(2)
December 6, 2011	105,000,000	$10,520.00	Debt Conversion	(2)
December 8, 2011	76,005,714	$25,000.00	Debt Conversion	(1)
________________
(1)	Represents same entity.
(2)	Represents same entity.

No broker or underwriter was involved in any of the above transaction Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.  No broker or underwriter was involved in any of the above transactions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVWATT USA, INC.

DATED: December 9, 2011	By:	/s/ Isaac H Sutton
Issac H. Sutton
Chief Executive Officer

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